INVESTOR PRESENTATION October 2025 EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” "continue," and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including the demand for its services and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the new business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references "Adjusted EBITDA," "Free Cash Flow," and “Free Cash Flow for Completions Business,” which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit) and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow for Completions Business as net cash provided by operating activities less net cash used in investing activities plus net cash used in operating activities for PROPWR plus net cash used in investing activities for PROPWR. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow for Completions Business. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow or Free Cash Flow for Completions Business in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow for Completions Business may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Selected Financial & Non-GAAP Reconciliations Non-GAAP Reconciliation Three Months Ended (in thousands) September 30, 2025 June 30, 2025 Net loss ($2,365) ($7,155) Depreciation and amortization 41,660 43,309 Interest expense 2,110 1,811 Income tax (benefit) expense (704) 2,372 Loss (gain) on disposal of assets (674) 4,346 Stock-based compensation 4,625 4,733 Business acquisition contingent consideration adjustments (4,600) (100) Other income, net (5,107) (195) Other general and administrative expenses, net 19 159 Retention bonus and severance expense 200 327 Adjusted EBITDA $35,164 $49,607 Non-GAAP Reconciliation Three Months Ended Nine Months Ended (in thousands) September 30, 2025 June 30, 2025 September 30, 2025 September 30, 2024 Net Cash provided by Operating Activities $41,660 $54,214 $150,563 $214,432 Net Cash used in Investing Activities (42,501) (35,688) (111,025) (130,630) Free Cash Flow (FCF) ($841) $18,526 $39,538 $83,829 Net Cash used in Operating Activities – PROPWR business 3,799 1,679 6,006 -- Net Cash used in Investing Activities – PROPWR business 22,247 6,001 46,548 -- Free Cash Flow for Completions Business $25,205 $26,206 $92,092 $83,829 Three Months Ended Nine Months Ended (in thousands) September 30, 2025 June 30, 2025 September 30, 2025 September 30, 2024 Capital Expenditures Paid (1) $44,040 $37,131 $122,084 $112,449 Less: Capital expenditures included in accounts payable and accrued liabilities – beginning of period (29,136) (12,435) (14,695) (21,603) Add: Capital expenditures included in accounts payable and accrued liabilities – end of period 50,509 29,136 50,509 17,779 Add: Capital expenditures related to financed equipment purchases – end of period 32,940 18,910 51,850 -- Add: Capital expenditures financed by operating lease landlord – end of period -- 350 350 -- Capital Expenditures Incurred $98,353 $73,092 $210,098 $108,625 (1) This table reconciles cash basis capital expenditures reported in the condensed consolidated statements of cash flows to accrual basis capital expenditures reported in the earnings release dated October 29, 2025. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 4 ProPetro’s Investment Thesis Sustainable completions free cash flow from reduced capex and targeted M&A Over $1B invested since 2022 in a refreshed asset base, new technology, and diversified service offering Discounted valuation multiple relative to peers with a strong balance sheet Pure-play exposure to the Permian Basin, one of the world’s leading regions for hydrocarbon production Superior field performance for blue-chip E&P customers Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWR℠ offering © 2025 ProPetro Holding Corp. All Rights Reserved. ProPetro has built a proven business that is profitable through market cycles. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 5 NYSE PUMP 3Q25 Revenue $294M 3Q25 Adjusted EBITDA(1) $35M 3Q25 Free Cash Flow for Completions Business(1) $25M Headquartered in Midland, Texas (1) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliations” slide. M for millions. Leading energy services provider to blue-chip oil and gas producers in the Permian Basin Provider of completions and power generation services Innovating to meet the growing demand for FORCE® electric hydraulic fracturing fleets Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution EXHIBIT 99.2

6 18% Wireline 11% Cementing Premium Completions Services 3Q25 Revenue Mix by Service Line 71% Hydraulic Fracturing © 2025 ProPetro Holding Corp. All Rights Reserved. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 7 Our Strategy and Execution Optimize and industrialize Strategic transactions Fleet transition and innovative technologies Strong financial foundation Power generation opportunity Generate durable earnings and free cash flow EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 8 Land of Reliable Energy Midland, Texas Corporate Headquarters and primary operating facilities T H E P E R M I A N B A S I N PERMIAN BASIN The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas. • ProPetro is strategically located in and levered to the Permian, with 100% of its completions business revenue coming from this region. Sources: EIA. ~40% of US oil production ~86,000 square miles EXHIBIT 99.2

9 (In millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW FOR COMPLETIONS BUSINESS(2) TOTAL LIQUIDITY(4) 3Q25 $294 ($2) ($0.02) $35 $42 $25 $158 2Q25 $326 ($7) ($0.07) $50 $54 $26 $178 -10% $5 $0.05 -29% -$12 -$1 -$20 A Strategy Yielding Results (1) Earnings per share metrics are calculated using a fully diluted share count of 104M and 104M for 2Q25 and 3Q25, respectively. (2) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCE® fleets of $14M and $15M for 2Q25 and 3Q25, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. Our bifurcated service model and investments in next-generation technologies continue to differentiate ProPetro in the market. With disciplined capital allocation driving durable cash flow, we are demonstrating that ProPetro can perform in various market cycles and deliver sustainable results to support long- term value creation. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 10 Aligned to Demand Power demand is rising rapidly. PROPWR gives ProPetro access to these growing markets, including expected power load increases for oil and gas operators in the Permian and for data centers nationwide. Complementary to FORCE® PROPWR adds more certainty of mobile power generation capacity for ProPetro’s FORCE® electric- powered hydraulic fracturing fleet transition strategy. Diversification Opportunities While geared towards oilfield and data center power applications today, PROPWR is expected to be highly competitive in serving various energy applications. PROPWR: Meeting Power Demand with Runway for Growth With PROPWR, ProPetro is poised to execute on our strategy of becoming the premier power services provider in the Permian Basin and across the United States. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 11 Recent PROPWR Milestones Deployed our first assets in the field during the third quarter of 2025, where we have observed excellent operational efficiency and reliability. Secured long-term contract to commit 60 megawatts of power capacity to a leading data center, marking PROPWR’s entry into the data center power market. Expanded total contracted capacity to over 150 megawatts, with expectations to reach at least 220 megawatts contracted by year-end. Increased equipment orders to 360 megawatts, with all units expected to be delivered by early 2027; positioned to order additional capacity and anticipate 750 megawatts delivered by year-end 2028. Executed a letter of intent on a $350M lease financing facility with an investment-grade partner, providing flexible, on-demand funding to help accelerate and scale PROPWR projects as our business grows. Targeting installed capacity of 1 gigawatt or greater by 2030, driven by growth in oilfield and data center power projects. Actively negotiating additional long-term contracts amid accelerating demand for reliable, low-emission power solutions. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 12 275 - 325 475 - 525 675 - 725 825 - 875 975 - 1025 $75 - $90 $130 - $145 $185 - $200 $225 - $240 $265 - $280 0 400 800 1200 $0 $100 $200 $300 2026 2027 2028 2029 2030 D ep lo ye d M W s at Y ea r E nd An nu al iz ed E BI TD A at Y ea r E nd $ M Deployed MWs at Year End Annualized EBITDA at Year End Potential PROPWR Growth: Next Five Years I l l u s t r a t i v e C o n t r a c t e d P R O P W R E B I T D A a n d D e p l o y e d M e g a w a t t G r o w t h (2)(1) NOTE: There is typically a 3- to 6-month delay between delivery and deployment of equipment to allow for thorough testing and ensure field readiness. (1) Beyond the 360 MWs currently on order and the balance of the ~750 MWs in active discussion, the Company expects to scale PROPWR by 150–200 MWs annually, supported by strong customer demand and supply chain partnerships. (2) Assumes an annualized EBITDA of ~$275,000 per MW, reflecting anticipated additional start-up costs as the business grows. The Company still anticipates annualized EBITDA of ~$300,000 once operations are fully optimized. Megawatts under order or active discussion Estimated growth potential supported by customer demand and supply chain relationships EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 13 Commercial Rationale Permian customers and commercial relationships Field service logistics and equipment maintenance excellence Electric frac expansion Production, Midstream, Electric Frac, Data Centers, Industrial and Residential Demands Proximity of power molecules in the Permian Employment of equipment with similar maintenance and logistics requirements Internal demand - vertical integration EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 14 The Next Generation • Approximately 70% of ProPetro’s active hydraulic horsepower is now secured under long-term contracts • Dual-fuel and electric technology differentiates ProPetro’s fleet in the industry • Lower capital intensity with higher operating efficiency • Tier IV DGB dual-fuel fleets: − Natural gas cost savings − Lower emissions • FORCE® electric fleets: − Fuel savings through electrification − Improved completions efficiency − Extended asset life Fleet Transformation to Match Customer Adoption 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024 2025e Tier II Diesel Tier IV DGB Dual-Fuel Electric Available Frac Fleet Configuration D U A L - F U E L A N D F O R C E ® E L E C T R I C Note: “e” indicates management estimate. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 15 FORCE® Fleet Performance Four FORCE® fleets operating under contract Lower emissions, quiet operations, and smaller operational footprint Significant fuel savings and 100% diesel displacement L E A D I N G T E C H N O L O G Y D E L I V E R I N G V A L U E Extended equipment lifespan and reduced operating expenses EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 16 Confidence in Capital Returns $ 2 0 0 M S H A R E R E P U R C H A S E P R O G R A M Repurchases $111 Remaining $89 $- $50 $100 $150 $200 (in millions) • Dynamic capital allocation strategy to optimize long-term value • Extended plan to December 2026(1) • Retired 13M shares (11%) outstanding since inception through September 30, 2025 • ProPetro again did not repurchase any shares in 3Q25, as it prioritized the launch and scaling of its PROPWR business (1) Share repurchases will be dependent on working capital requirements, liquidity, strategic priorities, market conditions, share price, and other factors. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 17 Highly complementary completions service offerings Strong free cash flow(1) generation Reduces future capital spending burden Complementary cultures, operating philosophy, and geographic focus Horizontal integration and service diversification Advancing Growth Strategy Through Targeted M&A Wireline acquired in 2022 Cementing acquired in 2023 Wet Sand Solutions acquired in 2024 (1) Free Cash Flow is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 18 240 260 280 300 320 340 -$20 $0 $20 $40 $60 $80 $100 $120 2023 2024 2025 YTD A ve ra ge P er m ia n B as in R ig C o u n t Fr ee C as h F lo w f o r C o m p le ti o n s B u si n es s $ M Free Cash Flow for Completions Business Average Permian Basin Rig Count Industrialized Completions Business In a declining rig count environment, ProPetro’s legacy completions business — hydraulic fracturing, cementing, and wireline — is generating sustainable free cash flow to support PROPWR’s growth. C O M P L E T I O N S B U S I N E S S F R E E C A S H F L O W V S . P E R M I A N R I G C O U N T (2)(1) (1) Free Cash Flow for Completions Business is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliation” slide. (2) Average Permian Basin rig count, sourced from Baker Hughes. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 19 Oilfield Services Valuation Source: Bloomberg as of October 27, 2025. ProPetro continues to be valued at a discount relative to other energy service companies. E N T E R P R I S E V A L U E T O 2 0 2 5 E B I T D A - 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 20 0% 100% 200% 300% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 OIH Index IXI Index • Improved capital discipline and industry consolidation • Deployment of industrial technologies and processes with an emerging contracting environment • Significant power generation demand in oil field, industrial, and data center sectors • Greater / improved focus on cash flow generation • Capacity constrained / attrition and sustainable operating model • Excess and undisciplined capital availability and resulting overbuild • History of capital destruction under obsolete EBITDA growth model • Bias against hydrocarbons • Amplitude of industry cycles • Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks O I L S E R V I C E S I N D E X ( O I H ) V S . I N D U S T R I A L S E C T O R I N D E X ( I X I ) I n d e x p r i c e s n o r m a l i z e d An industrialized model deserves a valuation rerate. Transforming to an Industrialized Model Source: Bloomberg as of October 27, 2025. OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. OFS is a reference to Oil Field Services. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 21 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 22 Committed to Shareholder Value Creation Board of DirectorsCompany Management Phillip A. Gobe Independent Chairman of the Board Anthony Best Independent Director, Audit Committee Chair Michele Vion Independent Director, Compensation Committee Chair Spencer D. Armour III Independent Director G. Larry Lawrence Independent Director Alex Volkov Independent Director Adam Muñoz President and Chief Operating Officer Jody Mitchell General Counsel Sam Sledge Chief Executive Officer & Director Mary Ricciardello Independent Director Caleb Weatherl Chief Financial Officer Shelby Fietz Chief Commercial Officer O U R L E A D E R S H I P Celina Davila Chief Accounting Officer Mark Berg Independent Director, Nominating & Corporate Governance Committee Chair EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 23 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS One Marienfeld Place 110 North Marienfeld, Suite 300 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2